UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 8, 2014

NF Investment Corp.

(Exact name of registrant as specified in charter)

Maryland	61-1696304
(State or other jurisdiction of incorporation or registration)	(I.R.S. Employer Identification No.)

520 Madison Avenue, 38th Floor, New York, NY	10022
(Address of principal executive offices)	(Zip Code)

(212) 813-4900

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 12, 2014, the Board of Directors of NF Investment Corp. (the “Company”) appointed Michael Hart as the Company’s President to succeed Michael J. Petrick. Michael J. Petrick will continue as the Company’s Chairman and as the Chairman of the investment committee of Carlyle GMS Investment Management L.L.C., the Company’s investment adviser.

On September 8, 2014, Karen Vejseli informed the Company that she had determined to resign as Chief Financial Officer and Treasurer of the Company effective September 12, 2014. On September 12, 2014, the Board of Directors appointed Orit Mizrachi, the Company’s Chief Operating Officer, as interim Chief Financial Officer and Treasurer of the Company effective September 12, 2014.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NF Investment Corp.
(Registrant)

By:	/s/ Seth Gardner
Name:	Seth Gardner
Title:	General Counsel

Date: September 12, 2014